                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                             HERTIGAGE OAKS BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

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        ------------------------------------------------------------------------
    (4) Date Filed:

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

                             HERITAGE OAKS BANCORP
                                545 12TH STREET
                        PASO ROBLES, CALIFORNIA 93446

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 27, 1999
                                   7:00 P.M.


TO THE SHAREHOLDERS OF HERITAGE OAKS BANCORP:

    NOTICE IS HEREBY GIVEN that pursuant to its Bylaws and the call of its Board of Directors, the 1999 Annual Meeting of Shareholders (the "Meeting") of Heritage Oaks Bancorp ("Corporation") will be held at the Corporation's office at 545 12th Street, Paso Robles, California 93446 on Thursday, May 27, 1999 at 7:00 p.m. local time for the purpose of considering and voting on the following matters:

    1. ELECTION OF DIRECTORS. To elect nine (9) persons to the Board of Directors of the Corporation to serve until the 2000 Annual Meeting of Shareholders and until their successors are elected and have qualified. The following persons have been nominated by the Corporation for election:

             Dr. B.R. Bryant           Donald H. Campbell
             Kenneth L. Dewar          Dolores T. Lacey
             Merle F. Miller           John Palla
             Ole K. Viborg             Lawrence P. Ward
             David Weyrich

    2. AMENDMENT OF STOCK OPTION PLAN. To amend the 1997 Heritage Oaks Bancorp Stock Option Plan to increase the number of shares authorized thereunder by 99,254.

    3. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS. To ratify the appointment of Vavrinek, Trine, Day & Co. as the Corporation's independent accountants for the 1998 fiscal year.

    4. OTHER BUSINESS. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

    Only those shareholders of record at the close of business on April 1, 1998 will be entitled to notice of and to vote at the Meeting.

    In connection with nominations for directors, Section 1.10 of the Corporation's Bylaws provides:

    "Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any Shareholder of any outstanding class of capital stock of the Corporation entitled to vote for the election of directors provided that a notice of intention to make nominations is made in the form and manner specified in this paragraph. Notice of intention to make any nominations other than by the Board of Directors shall be made in writing and shall be delivered or mailed to the President of the Corporation not later than the close of business on the day which is at least ten (10) days before the date of any meeting of Shareholders called for the election of Directors. Said notification shall contain the following information to the extent known to the person making the nomination: (a) the name and address of each proposed nominee;
    (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the Corporation owned by each proposed nominee; (d) the name and address of the person making the nominations; and (e) the number of shares of capital stock of the Corporation owned by the said person. Nominations not made in accordance herewith may in the discretion of the Chairman of the meeting be disregarded and upon the Chairman's instruction, the inspector of elections can disregard all votes cast for each such nominee. Notwithstanding anything in this paragraph to the contrary, a written notice of intention to make a nomination as provided herein shall not be required unless the notice to Shareholders of any meeting at which Directors are to be elected is mailed at least ten (10) days prior to the date last available to the Shareholder for delivery or mailing to the President of the Corporation of the notice required herein. A copy of this paragraph shall be set forth in a notice to Shareholders of any meeting at which Directors are to be elected."

    IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. IF YOU DO NOT ATTEND THE MEETING, YOU MAY REVOKE THE PROXY PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE CORPORATE SECRETARY IN WRITING TO THAT EFFECT OR BY FILING A LATER DATED PROXY.

    IN ORDER TO FACILITATE THE PROVISION OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.


    Dated: April 27, 1999              BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Gwen R. Pelfrey

                                       Gwen R. Pelfrey
                                       Secretary

Mailed to Shareholders
on or about April 27, 1999

                              HERITAGE OAKS BANCORP

                                 PROXY STATEMENT

INFORMATION CONCERNING THE SOLICITATION

         This Proxy Statement is being furnished to the shareholders of Heritage Oaks Bancorp, a California corporation (the "Corporation"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders to be held at 545 12th Street, Paso Robles, California on May 27, 1999 at 7:00 p.m. local time (the "Meeting"). Only shareholders of record on April 1, 1999 (the "Record Date") will be entitled to notice of the Meeting and to vote at the Meeting. At the close of business on the Record Date, the Corporation had outstanding and entitled to be voted 1,115,942 shares of its no par value Common Stock (the "Common Stock").

         Shareholders are entitled to one vote for each share held, except that for the election of directors each shareholder has cumulative voting rights and is entitled to as many votes as shall equal the number of shares held by such shareholder multiplied by the number of directors to be elected. Each shareholder may cast all his or her votes for a single candidate or distribute such votes among any or all of the candidates as he or she chooses. However, no shareholder shall be entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of stock held by such shareholder) unless such candidate's name has been placed in nomination prior to the voting and the shareholder has given notice at the Meeting prior to the voting of the shareholder's intention to cumulate his or her votes. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Prior to voting, an opportunity will be given for shareholders or their proxies at the Meeting to announce their intention to cumulate their votes. The proxy holders are given, under the terms of the proxy, discretionary authority to cumulate votes on shares for which they hold a proxy.

         Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke that proxy prior to its exercise. The proxy may be revoked prior to the Meeting by delivering to the Secretary of the Corporation either a written instrument revoking the proxy or a duly executed proxy bearing a later date. The proxy may also be revoked by the shareholder by attending and voting at the Meeting.

         Votes cast by proxy or in person at the Meeting will be counted by the Inspectors of Election for the Meeting. The Inspectors will treat abstentions and "broker non-votes" (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power under applicable rules of the stock exchange or other self regulatory organization of which the broker or nominee is a member) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and "broker non-votes" will not be counted as shares voted for purposes of determining the outcome of any matter as may properly come before the Meeting.

         Unless otherwise instructed, each valid proxy returned which is not revoked will be voted in the election of directors "FOR" the nominees of the Board of Directors and "FOR" proposal No. 2 as described in this Proxy Statement, and, at the proxy holders' discretion, on such other matters, if any, which may properly come before the Meeting (including any proposal to postpone or adjourn the Meeting).

         The Corporation will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Corporation and its subsidiary, Heritage Oaks Bank (the "Bank"), may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which will be borne by the Corporation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         As of the Record Date, April 1, 1999, no individual known to the Corporation owned more than five percent (5%) of the outstanding shares of its Common Stock except as described below.


Name and Address/1/of                  Amount and Nature of          Percent
Beneficial Owner                       Beneficial Ownership/2/       of Class/3/
---------------------                  -----------------------       -----------
Dr. B.R. Bryant                              88,165                   7.90%

Merle F. Miller                              79,062                   7.08%

John Palla                                   56,000                   5.02%

Ole K. Viborg                                92,318                   8.27%


  /1/ Except as otherwise indicated, the address for all persons listed is c/o Heritage Oaks Bancorp, 545 12th Street, Paso Robles, California, 93446.

  /2/ For information concerning the amount and nature of beneficial ownership, see "Security Ownership of Management".

  /3/ Including shares of Common Stock subject to stock options exercisable within 60 days of the Record Date.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth information as of the Record Date, April 1, 1999, concerning the equity ownership of the Corporation's directors/nominees and the executive officer named in the Summary Compensation Table, and directors and executive1/ officers as a group. Unless otherwise indicated in the notes to the table below, each director and executive officer listed below possesses sole voting power and sole investment power for the shares of the Corporation's Common Stock listed below. All of the shares shown in the following table are owned both of record and beneficially except as indicated in the notes to the table. The Corporation has only one class of shares outstanding, Common Stock. There are no current arrangements known to the Corporation that may result in a change in control of the Corporation.


Name and Address/2/ of           Amount and Nature of               Percent
Beneficial Owner                 Beneficial Ownership               of Class/3/
----------------------           --------------------               -----------
Dr. B.R. Bryant                          88,165  /4/                   7.90%

Donald H. Campbell                       21,338  /5/                   2.09%

Kenneth L. Dewar                          1,248  /6/                       *

Dolores T. Lacey                          2,467  /7/                       *

Merle F. Miller                          79,062  /8/                   7.08%

John Palla                               56,000  /9/                   5.02%

Ole K. Viborg                            92,318 /10/                   8.27%

Lawrence P. Ward                         49,693 /11/                   4.45%

David Weyrich                            34,915 /12/                   3.13%

All directors, nominees,
 and executive officers
 of the Corporation
 as a group (12 persons)                454,661 /13/                  40.74%

-------------


 *       Less than 1%.

/1/ As used throughout this Proxy Statement, the term "executive officer" means the President and Chief Executive Officer, the Executive Vice President, and Chief Administrative Officer, Executive Vice President and Chief Lending Officer and the Executive Vice President and Chief Financial Officer. The Chairman of the Board, the Vice Chairman of the Board, the Corporate Secretary and the Company's other officers are not treated as executive officers of the Company.

/2/ The address for all persons listed is c/o Heritage Oaks Bancorp, 545 12th Street, Paso Robles, California, 93446.

/3/ Includes shares of Common Stock subject to stock options exercisable within 60 days of the Record Date.

/4/ Includes shares of Common Stock held by Dr. Bryant and his spouse as trustees of a family trust, and shares of Common Stock subject to stock options exercisable within 60 days of the Record Date.

/5/ Includes shares of Common Stock owned jointly with Mr. Campbell's spouse, and shares of Common Stock subject to stock options exercisable within 60 days of the Record Date.

/6/ Includes shares of Common Stock owned jointly with Mr. Dewar's spouse and shares of Common Stock subject to stock option exercisable within 60 days of Record Date.

/7/ Includes shares of Common Stock owned jointly with Mrs. Lacey's spouse.

/8/ Includes shares of Common Stock held by Mr. Miller and his spouse as trustees of a family trust, shares held in a rollover IRA account and shares of Common Stock subject to stock options exercisable within 60 days of the Record Date.

/9/ Includes shares of Common Stock held by Mr. Palla and his spouse as trustees of a family trust and shares of common stock subject to stock options exercisable within 60 days of the Record Date.

/10/ Includes shares of Common Stock held by Mr. Viborg and his spouse as trustees of a family trust, shares of Common Stock held by Mr. Viborg in Ole Viborg, Inc., and shares of Common Stock subject to stock options exercisable within 60 days of the Record Date.

/11/ Includes shares of Common Stock held jointly with Mr. Ward's spouse, shares of Common Stock owned solely by Mr. Ward, and shares of Common Stock subject to stock options exercisable within 60 days of the Record Date.

/12/ Includes shares of common Stock jointly owned with Mr. Weyrich's spouse and shares held in a rollover IRA account.

/13/ Includes shares of Common Stock subject to stock options exercisable within 60 days of the Record Date.



                                 PROPOSAL NO. I

                    ELECTION OF DIRECTORS OF THE CORPORATION

         The number of directors authorized for election at the Meeting is nine (9). Management has nominated the nine (9) incumbent directors14/ to serve as the Corporation's directors. Each director will hold office until the next Annual Meeting of Shareholders and until his successor is elected and qualified.

         All proxies will be voted for the election of the nine (9) nominees listed below recommended by the Board of Directors unless authority to vote for the election of any directors is withheld. The nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Abstentions and votes cast against nominees have no effect on the election of directors. If any of the nominees should unexpectedly decline or be unable to act as a director, their proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those named below.

--------------

/14/ Elizabeth A. Cousins a director of the Bank since 1982 and of the Company since 1994 retired as a director of both as of December 31, 1998. Ms. Cousins became a Director Emeritas of the Company. See "DIRECTORS- Compensation of Directors" below. J. Russell Roy, a director of the Board and the Company since February 1995, resigned from both positions on February 9, 1999 for personal reasons.

         The following table sets forth certain information as of the Record Date, April 1, 1999, with respect to those persons nominated by the Board of Directors for election as directors. The Corporation knows of no arrangements, including any pledge by any person of securities of the Corporation, the operation of which may, at a subsequent date, result in a change in control of the Corporation. There are no arrangements or understandings by which any of the directors of either the Corporation or the Bank were selected. There is no family relationship between any of the directors or executive officers.


Name                   Age                 Position/Background
----                   ---                 -------------------
Dr. B.R. Bryant        66     Chairman of the Board of Directors of the
                              Corporation and of the Bank since November 15,
                              1994, and 1982, respectively. Veterinarian;
                              General Contractor dba B.R. Bryant Construction

Donald H. Campbell     58     Vice Chairman of the Board of Directors of the
                              Corporation and of the Bank since November 15,
                              1994, and 1982, respectively. Real estate broker,
                              Coldwell Banker Western Properties and owner El
                              Pomar Vineyard Service.

Kenneth L. Dewar       40     President, J.B. Dewar, Inc (wholesale petroleum
                              distribution). Director of the Corporation and of
                              the Bank since August 27, 1998.

Dolores T. Lacey       56     Director of the Corporation and of the Bank since
                              January 23, 1997. Rancher and businesswoman.

Merle F. Miller        62     Director of the Corporation and of the Bank since
                              November 15, 1994, and 1985, respectively.
                              Rancher; Owner, Golden Hill Corporation (land
                              sales and development).

John Palla             70     Director of the Corporation and of the Bank since
                              November 15, 1994, and 1985, respectively. Retired
                              (formerly owner of Palla Equipment, a farm
                              equipment dealership).

Ole K. Viborg          67     Director of the Corporation and of the Bank since
                              November 15, 1994, and 1983, respectively. Owner,
                              Ole Viborg, Inc. (paving contractor).

Lawrence P. Ward       47     Director, President and Chief Executive Officer of
                              the Corporation and of the Bank since November 15,
                              1994, and January 11, 1993, respectively.
                              President, Chief Executive Officer and Director of
                              Bank of Evergreen, Evergreen, Colorado, 1991-92,
                              and Mountain Valley National Bank, Conifer,
                              Colorado, 1986-92.


David Weyrich          44     Director of the Corporation and of the Bank since
                              January 1, 1999. Owner, Martin-Weyrich Winery

         None of the Corporation's or the Bank's Directors is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940, whose common stock is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

         The following is a brief account of the business experience for a minimum of five years of each non-director executive officer in addition to their current positions .


         Name                               Position/Background
         ----                               -------------------
         Gwen R. Pelfrey      Age: 47. Secretary of the Corporation and
                              Secretary, Executive Vice President and Chief
                              Administrative Officer of the Bank since November
                              15, 1994, and October 1987, respectively. Vice
                              President/Loan Administrator of Intrawest Bank of
                              Boulder, Boulder, CO, and various other officer
                              positions from 1971 to 1987.

         Paul Tognazzini      Age: 49. Senior Vice President/Chief Lending
                              Officer 1990 to 1997. Executive Vice
                              President/Chief Lending Officer 1997 to present.
                              President of Loan Office, Sanwa Bank California
                              from 1988 to 1990. Vice President, Loan Office and
                              various other positions Security Pacific National
                              Bank, 1974 to 1998.

         Margaret Torres      Age: 48. Executive Vice President and Chief
                              Financial Officer of the Company and the Bank
                              since February, 1999. Executive Vice President and
                              Chief Financial Officer of Antalope Valley Bank,
                              1991-January 1999.


DIRECTORS

COMMITTEES OF THE BOARD OF DIRECTORS

         During 1998, the Corporation's Board of Directors held eight(8) meetings and the Bank's Board of Directors held sixteen (16) meetings.

         The Board of Directors has not established a nominating committee. The functions of the nominating committee are performed by the full Board of Directors.

         The Bank has an Audit Committee, whose members include Messrs. Weyrich (Chairman), Bryant, Campbell, Palla and Viborg which oversees Bank's independent public accountants, analyzes the results of internal and regulatory examinations and monitors the financial and accounting organization and reporting. The Bank's Audit Committee met fourteen (14) times in 1998.

         The Bank has a Loan Committee, whose members include Messrs. Miller (Chairman), Bryant, Palla, Ward, Viborg and Campbell (alternate) which has responsibility for receiving loans made by management, establishes loan policy and approves certain size and types of loans as specified in the Bank's loan policy. The Loan Committee met fifty-two (52) times in 1998.

         The Bank has a Personnel Committee, whose members include Ms. Lacey (Chairperson) and Messrs. Bryant, Miller and Ward which has responsibility for reviewing and establishing compensation and benefits for all officers and employees. The Personnel Committee met six (6) times in 1998.

         The Bank has an Investment/Asset-Liability Committee whose members include Messrs. Viborg (Chairman), Palla, Bryant, Campbell, Weyrich, Ward and Dewar and non-directors, Pelfrey and Torres, which committee has the responsibility for reviewing asset/liability information per quarter, administers and reviews the Bank's strategies for asset/liability management. The committee met twelve (12) times in 1998.

         The Bank has an EFT Committee whose members include Messrs. Campbell (Chairman), Bryant, Miller, Viborg and Ward and Ms. Lacey, which is responsible for reviewing the bank's electronic funds, ATM, and technology policies. The committee met twelve (12) times in 1998.

         The Bank has a CRA/Compliance Committee which is shared by Ms. Lacey and whose other members are Messrs. Bryant, Campbell, Palla, Ward and non-director Pelfrey. The committee reviews the Bank's CRA materials and the Bank's CRA investments, loans an community involvement. The committee discusses community needs and develops and oversees the implementation of programs that address those needs. The committee met four (4) times in 1998.

         During 1998 all directors attended at least seventy-five percent (75%) of the aggregate of the total number of meetings of the Corporation's Board of Directors and the number of meetings of the Bank's committees on which they served.

COMPENSATION OF DIRECTORS

         Directors receive no compensation from the Corporation.

         Directors' fees are paid by the Bank. The Chairman of the Board of Directors was paid a retainer of $1,350 per month and all other non-employee directors received a retainer of $1,250 per month during 1998. The chairman of each committee received $125 for each committee meeting attended during 1998. All other non-employee directors received $100 for each committee meeting attended during 1998. The total amount of fees paid to directors as retainers and for attendance at Board and committee meetings during 1998 was $158,100. Further, the Directors do participate in the Corporation's Stock Option Plan. During 1998 Director Dewar was granted an option for 5,000 shares pursuant to the 1997 stock option plan at an exercise price of $16.50.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         Set forth below is the summary compensation paid or accrued during 1998-1996 to Lawrence P. Ward, the only executive officers of the Corporation or the Bank to receive total annual salary and bonus of more than $100,000 during 1998.


                                                SUMMARY COMPENSATION TABLE
                                                                                LONG TERM COMPENSATION
                                                                         --------------------------------
                                         ANNUAL COMPENSATION                      AWARDS          PAYOUTS
                                  ---------------------------------      ----------------------  --------
        (a)                 (b)     (c)          (d)          (e)            (f)         (g)        (h)         (i)
     Name and              Year   Salary        Bonus       Other        Restricted  Securities    LTIP      All Other
Principal Position                ($) (1)      ($) (2)      Annual          Stock    Underlying   Payouts  Compensation
                                                            Compen-       Award(s)    Options/      ($)       ($) (5)
                                                           sation $          ($)      SARs (#)
                                                              (3)                        (4)
------------------------------------------------------------------------------------------------------------------------------
Lawrence P. Ward          1998    $131,875     $44,130      $7,200                                            $30,433
  President               1997    $125,000     $22,833      $7,200                                            $26,471
                          1996    $105,000     $57,399      $7,200            -           -          -        $23,876


--------------

(1) Amounts shown include cash and non-cash compensation earned and received as well as amounts earned but deferred at the election of those officers under the 401(k) Plan.
(2) Amount shown as bonus payments were earned in the year indicated but not paid until the first quarter of the next fiscal year.
(3)      Represents auto  allowance  for  Mr.  Ward.
(4) The Corporation has a 1990 Stock Option Plan (the "1990 Plan") and a 1997 Stock Option Plan (the "1997 Plan") pursuant to which options are granted to directors and to key, full-time salaried officers and employees of the Corporation and its subsidiary. Options granted under either the 1990 Plan or the 1997 Plan are either incentive options or non-qualified stock options. Options granted under either the 1990
         Plan or the 1997 Plan become exercisable in accordance with a vesting schedule established at the time of grant. Vesting may not extend beyond ten years from the date of grant. Options become fully exercisable upon the sale, merger or consolidation of the Corporation in which the Corporation is not a survivor notwithstanding the vesting provisions under either the 1990 Plan or the 1997 Plan. Options granted under the Plans are adjusted to protect against dilution in the event of certain changes in the Corporation's capitalization, including stock splits and stock dividends. All options granted in the years indicated to the named executive officers were incentive stock options and have an exercise price equal to the fair market value of the Corporation's Common Stock on the date of grant. As of December 31, 1998, there were 565 shares remaining in the 1990 Plan and 803 shares remaining under the 1997 Plan.

(5) Amounts shown for Lawrence P. Ward in 1998 represent $20,221 in term life insurance premiums, $6,249 in excess medical insurance premiums and $2,499 in 401(k) matching contributions; 1997 represent $20,135 in term life insurance premiums, $3,249 in excess medical insurance premiums and $3,087 in 401(k) matching contributions; in 1996, $18,704 in term life insurance premiums, $2,588 in excess medical insurance premiums and $2,584 in 401 (k) matching contributions.

OPTION/SAR GRANTS, EXERCISES AND YEAR-END VALUE TABLE

         The following table sets forth certain information concerning stock option grants and unexercised options held by Mr. Ward under the 1990 Plan and the 1997 Plan.


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR,
                       AND FISCAL YEAR-END OPTION/SAR VALUE

         (a)               (b)               (c)                       (d)                       (e)

                                                             Number of Securities
                                                                    Underlying
                                                                   Unexercised          Value of Unexercised
                                                               Options/SARs at        In-the-Money Options/SARs at
                                                                   FY-End(#)                   FY-End ($)
                                              Value          ---------------------    ----------------------------
                  Shares Acquired or          Realized            Exercisable/               Exercisable/
         Name           Exercise(#)           ($) (1)            Unexercisable             Unexercisable /1/
       --------   -----------------------   --------------    -----------------         --------------------
Lawrence P. Ward          2,500                $32,300           33,500/24,000              $416,070/$133,920


--------------

(1) The aggregate value has been determined based upon the average of the bid and asked prices for the Corporation's Common Stock at exercise or year-end, minus the exercise price.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

         There are no employment contracts between the Corporation or the Bank and their executive officers except that the Bank has an employment agreement with Lawrence P. Ward, its President and Chief Executive Officer. In general, such agreement has a three year term expiring on January 31, 2002, and renews annually unless a party gives written notice to the other within certain time periods. The agreement establishes a base salary in 1999 of $140,000, provides for continuation of participation in the Bank's bonus compensation, 401-K, and executive salary continuation plans. The agreement also provides for payment of life insurance policy premiums and an auto allowance. If the agreement is terminated without cause, Mr. Ward would receive severance pay equal to one year's annual base salary in effect at the date of termination plus one year of insurance payments and auto allowance. In the event of termination during or after a merger or change of control, Mr. Ward would be entitled to severance pay equal to two year's base salary plus one year of insurance payments and auto allowance. In the event of a change of control where Mr. Ward is offered subsequent employment, Mr. Ward would be entitled to severance pay equal to two (2) years annual base salary if he is terminated or resigns for good reason. Events that are considered good reason include, but are not limited to, reduction in title, compensation, demotion, or expanded travel.

         Recognizing the importance of building and retaining a competent management team, the Board of Directors purchased life insurance policies on the lives of four key employees, Lawrence Ward, Gwen Pelfrey, Paul Tognazzini and Margaret Torres for the purpose of providing certain death, disability and post-employment/retirement benefits. The Bank is the sole owner and beneficiary of each policy. In order to define the specific death, disability and post-employment/retirement benefits to be provided, the Bank's Board of Directors reviewed and adopted an integrated conditional non-qualified deferred compensation plan provided to the Bank by Bank Compensation Strategies Group. The form of the plan provided has been endorsed by the California Bankers Association, the American Bankers Association, as well as numerous other state banking associations. Under the terms of the plan, differing death, disability and post-employment/retirement benefits are provided to each covered employee. Pursuant to the plan, agreements were entered into between the Bank and each of the four key employees. By defining and increasing, over each employee's term of employment, the amounts each employee will receive upon the occurrence of certain specified events, including formal retirement on or after a specified age, each employee has been given what the Board believes to be a reasonable incentive to remain with the Bank until retirement. While several provisions have been included which will serve to reduce the overall amounts payable, the agreements are expected to provide a maximum annual benefit payment of Sixty Thousand Dollars ($60,000) to Mr. Ward, and Thirty Thousand Dollars ($30,000) to Ms. Pelfrey Mr. Tognazzini and Ms. Torres. Although the annual benefit amount will typically be paid in equal monthly installments over a fifteen (15) year period, a lesser and defined lump sum payment may be required in the event the employee's employment with the Bank is terminated without cause. In the event of the executive's death, the Bank is obligated to pay any remaining amounts due under the agreement to the executive's spouse or designated beneficiary over the remaining payout period (or in a lump sum, as the case may be). Other events which may also alter when payment of the annual benefit is to begin, and the amount to be paid, include: (i) disability, as defined in the agreement, in which case the employee will begin to receive the defined benefit at the earlier of the defined retirement age or when he is no longer entitled to receive disability benefits under his principal disability insurance policy; and (ii) constructive termination following a "change of control," in which case the executive is entitled to all or a portion of the annual benefit depending upon length of service prior to termination. If, however, the executive's employment is terminated for cause, the Bank is released from all payment obligations to the Employee.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors, executive officers and ten percent or more shareholders of the Corporation's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of the Corporation's equity securities. Officers, directors and ten percent or more shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file. To the Corporation's knowledge, based solely on review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 1998, all Section 16(a) filing requirements applicable to its executive officers, directors and beneficial owners of ten percent or more of the Corporation's equity securities appear to have been met.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH MANAGEMENT AND OTHERS

         There have been no transactions, or series of similar transactions, during 1998, or any currently proposed transaction, or series of similar transactions, to which the Corporation or the Bank was or is to be a party, in which the amount involved exceeded or will exceed $60,000 and in which any director (or nominee for director) of the Corporation or the Bank, executive officer of the Corporation or the Bank, any shareholder owning of record or beneficially 5% or more of the Corporation's Common Stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest.

INDEBTEDNESS OF MANAGEMENT

         The Corporation, through the Bank, has had, and expects in the future to have banking transactions in the ordinary course of its business with many of the Corporation's directors and officers and their associates, including transactions with corporations of which such persons are directors, officers or controlling shareholders, on substantially the same terms (including interest rates and collateral) as those prevailing for comparable transactions with others. Management believes that in 1998 such transactions comprising loans did not involve more than the normal risk of collectibility or present other unfavorable features. Loans to executive officers of the Corporation and the Bank are subject to limitations as to amount and purposes prescribed in part by the Federal Reserve Act, as amended, the regulations of the Federal Deposit Insurance Corporation and the California Financial Code.

                                 PROPOSAL NO. 2

                         AMENDMENT OF STOCK OPTION PLAN

    INTRODUCTION

         The Corporation's 1997 Stock Option Plan (the "1997 Plan") presently provides for the issuance of up to 161,049 shares of Common Stock upon the exercise of options granted under the 1997 Plan. At April 1, 1999, the Corporation had options outstanding pursuant to the 1997 Plan to purchase a total of 160,246 shares and only 803 shares available for future grants. While options to purchase an aggregate of 73,914 shares and only options for 565 shares may be granted pursuant thereto of Common Stock remain outstanding pursuant to the 1990 Stock Option Plan,. A description of options granted to and exercised by the Corporation's executive officers and directors during 1997 is included herein in "ELECTION OF DIRECTORS OF THE CORPORATION."

         Shareholders are being asked to approve an amendment to the 1997 Plan to increase the maximum number of shares of the Corporation's Common Stock which are reserved under the 1997 Plan, in the aggregate, from 161,049 shares to 260,303 shares. In an effort to continue to attract and maintain high quality persons to serve as directors, officers and key employees of the Corporation, the Board of Directors adopted the amendment to the 1997 Plan on April 22, 1999 Meeting, subject to shareholder approval.

         The Corporation's Board of Directors believes it is advisable for the shareholders to approve the proposed amendment to the 1997 Plan in order to have options available to encourage directors, officers and key employees to remain with the Corporation and to attract new, qualified officers, key employees and directors in today's competitive market. If the proposed amendment to the 1997 Plan is approved, the total shares available pursuant to the 1990 and 1997 Plans would be approximately 30% of the total shares outstanding at April 1, 1999. The 1997 Plan has not been amended in any other respect, and remains in full force and effect.

SUMMARY OF 1997 PLAN

         The following is a summary of the 1997 Plan. This summary does not purport to be complete and is qualified in its entirety by reference to the complete text of the 1997 Plan which is available for inspection at the Administrative office of the Corporation.

ADOPTION OF THE 1997 PLAN AND PURPOSE

         On January 23, 1997, the Board of Directors adopted and approved, subject to shareholder approval, the 1997 Plan to provide that employees and officers ("Employees"), employee directors ("Employee Directors") and non-employee directors ("Non-Employee Directors") will be eligible to receive options to purchase shares of the Common Stock of the Corporation. The 1997 Plan did not supersede the Corporation's 1990 Stock Option Plan nor effect any of the stock options granted under such Plan. The shareholders of the Corporation approved the 1997 Plan on May 28, 1997.

PURPOSE

         The purpose of the 1997 Plan is to strengthen the Corporation by providing to participating Employees, Employee Directors and Non-Employee Directors added incentive for high performance and to encourage stock ownership in the Corporation. The 1997 Plan seeks to accomplish these goals by a means whereby such Employees, Employee Directors and Non-Employee Directors of the Corporation may be given an opportunity to purchase, by way of option, Common Stock of the Corporation. The 1997 Plan is also intended to enable the Corporation to compete effectively for and retain the services of such persons and to provide incentives for such persons to exert maximum efforts for the success of the Corporation

         The Corporation intends that the options issued under the 1997 Plan shall, in the discretion of the committee which administers the 1997 Plan, be either incentive stock options ("Incentive Stock Options") as that term is used in Section 422A of the Internal Revenue Code of 1986, as amended (the

"Code"), or any successor thereto, or options which do not qualify as incentive stock options ("Non-Qualified Stock Options").

ADMINISTRATION

         A committee of directors, appointed by the Board of Directors and composed of not less than three "Non-Employee Directors," administers the 1997 Plan (the "Committee"). The Committee shall have full power and authority in its discretion to take any and all action required or permitted to be taken under the 1997 Plan, including the selection of participants to whom stock options may be granted, the determination of the number of shares which may be covered by stock options, the purchase price, and other terms and conditions thereof. Regardless of whether a Committee is selected, the Board of Directors of the Corporation may act as the Committee and any action taken by said Board as such shall be deemed to be taken by the Committee.

SHARES RESERVED

         There are currently 161,049 shares of Common Stock remaining reserved for issuance upon exercise of options granted under the 1997 Plan. The proposed amendment to the 1997 Plan would increase the number of shares reserved under the 1997 Plan to 260,303 shares. If any option granted under the 1997 Plan shall for any reason expire, be canceled or otherwise terminate without having been exercised in full, the shares not purchased under such option shall again become available for the 1997 Plan.

ELIGIBILITY

         All Employees, Employee Directors and Non-Employee Directors are eligible to participate in the 1997 Plan and Employees and Employee Directors are eligible to receive Incentive and Non-Qualified Stock Options. Non-Employee Directors are only eligible to receive Non-Qualified Stock Options. The Corporation may issue Incentive Stock Options provided that the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year shall not exceed $100,000. Should it be determined that any Incentive Stock Option granted pursuant to the 1997 Plan exceeds such maximum, such Incentive Stock Option shall be considered to be a Non-Qualified Stock Option and not qualify for treatment as an Incentive Stock Option under Section 422A of the Code to the extent, but only to the extent, of such excess.

OPTION PRICE

         The exercise price of each option shall be determined by the Committee and shall not be less than the fair market value of the stock subject to the option on the date the option is granted; provided, however, that the purchase price of the stock subject to an Incentive Stock Option may not be less than 110% of such fair market value where the optionee owns (or is deemed to own pursuant to the Code) shares of stock representing more than 10% of total combined voting power of all classes of stock of the Corporation. The purchase price of Common Stock acquired pursuant to an option shall be paid in cash at the time the option is exercised.

ADJUSTMENTS UPON CHANGES IN STOCK

         If the outstanding shares of the Common Stock of the Corporation are increased, decreased, or changed into, or exchanged for a different number or kind of shares or securities of the Corporation without receipt of consideration by the Corporation, through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation, or otherwise, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which options may be granted. A corresponding adjustment changing the number or kind of shares and the exercise price per share allocated to unexercised options, or portions thereof, which shall have been granted prior to any such change shall likewise be made. Any such adjustment, however, in an outstanding option shall be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share subject to the option adjustments being made by the Committee whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued under the 1997 Plan on account of any such adjustment.

EXPIRATION, TERMINATION AND TRANSFER OF OPTIONS

         No option under the 1997 Plan may extend more than ten (10) years from the date of grant. Notwithstanding the foregoing, any Incentive Stock Option granted to an optionee who owns (or is deemed to own pursuant to the Code) shares of stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or any of its affiliates shall expire not later than five (5) years from the date of grant.

         Except in the event of termination of employment due to death, disability or termination for cause, options will terminate 30 days after an Employee or Employee Director optionee ceases to be employed by the Corporation or its subsidiaries or a Non-Employee Director optionee ceases to serve as a director of the Corporation or its subsidiaries unless the options by their terms were scheduled to terminate earlier. During that 30 day period after the Employee or Employee Director optionee ceases to be employed by the Corporation or its subsidiaries, or a Non-Employee Director optionee ceases to serve as a director of the Corporation or its subsidiaries, such options shall be exercisable only as to those shares with respect to which installments, if any, had accrued as of the date on which the optionee ceased to be employed by the Corporation or its subsidiaries or ceased to serve as director of the Corporation or its subsidiaries. If such termination was due to such optionee's disability (as defined in the 1997 Plan), or such optionee's death, the option, by its terms, may be exercisable for one year after such termination of employment or cessation of directorship unless the option by its terms was scheduled to terminate earlier. In the event of disability or death, such options shall be exercisable only as to those shares with respect to which installments, if any, had accrued as of the date of death or disability. If an optionee's employment is terminated for "cause" (as defined in the 1997 Plan), the option terminates immediately subject to reinstatement by the Committee in its sole discretion. An option by its terms may only be transferred by will or by laws of descent and distribution upon the death of the optionee, and shall be exercisable during the lifetime of the person to whom the option is granted only by such person.

TERMINATION AND AMENDMENT OF THE 1997 PLAN

         The 1997 Plan and the options granted thereunder will terminate upon the occurrence of a terminating event, including, but not limited to, liquidation, reorganization, merger or consolidation of the Corporation with another bank in which the Corporation is not the surviving entity, or a sale of substantially all the assets of the Corporation to another person (a "Terminating Event") unless provision is made in connection with such transaction for assumption of options theretofore granted, or substitution for such options with new options covering stock of a successor employer, solely in the discretion of such successor, with appropriate adjustment as to the number and kind of shares and prices. The Committee shall notify each optionee of the pendency of a Terminating Event. Upon the delivery of such notice, any option outstanding shall, notwithstanding any vesting schedule contained in an option agreement, become fully exercisable within the time period established by the Committee. The Board of Directors may also suspend or terminate the 1997 Plan at any time. Unless sooner terminated, the 1997 Plan shall terminate ten (10) years from the effective date of the 1997 Plan or January 23, 2007. No options may be granted under the 1997 Plan while it is suspended or after it is terminated. Rights and obligations under any option granted pursuant to the 1997 Plan while it is in effect shall not be altered or impaired by suspension or termination of the 1997 Plan, other than pursuant to the terms thereof, except with the consent of the person to whom the stock option was granted.

         The 1997 Plan may be amended by the Board of Directors at any time, and from time to time. However, except as otherwise provided in the 1997 Plan relating to adjustments upon changes in stock (e.g., stock splits or stock dividends), no amendment shall be effective unless approved by the affirmative vote of a majority of the outstanding shares of the Corporation present and voting, if the amendment will, among other things,: (a) materially increase the number of shares reserved for options under the 1997 Plan; (b) materially modify the requirements as to eligibility for participation in the 1997 Plan; (c) increase or decrease the exercise price of any option granted under the 1997 Plan; or (d) increase the maximum term of options provided for in the Plan.

FEDERAL INCOME TAX CONSEQUENCES

         Generally under present law, when an option qualifies as an Incentive Stock Option under Section 422A of the Code: (a) an Employee will not realize taxable income either upon the grant or the exercise of the option, (b) any gain or loss upon a qualifying disposition of the shares acquired by the exercise of the option will be treated as capital gain or loss, and (c) no deduction will be allowed to the Corporation for federal income tax purposes in connection with the grant or exercise of an Incentive Stock Option or a qualifying disposition of the shares. A disposition by an Employee of stock acquired upon exercise of an Incentive Stock Option will constitute a qualifying disposition if it occurs more than two years after the grant of the option, and one year after the transfer of the shares to the Employee. If such stock is disposed of by the Employee before the expiration of those time limits, the transfer would be a "disqualifying disposition" and the Employee, in general, will recognize ordinary income equal to the lesser of (a) the aggregate fair market value of the shares as of the date of exercise less the option price, or (b) the amount realized on the disqualifying disposition less the option price. Ordinary income from a disqualifying disposition will constitute compensation to the Employee.

         Upon the exercise of an Incentive Stock Option, the difference between the fair market value of stock on the date of exercise and the option price generally is treated as a "tax preference" item in that taxable year for alternative minimum tax purposes, as are a number of other items specified by the Code. Such tax preference items (with adjustments) form the basis for the alternative minimum tax, which may apply depending on the amount of the computed "regular tax" of the employee for that year. Under certain circumstances the amount of alternative minimum tax is allowed as a carry forward credit against regular tax liability in subsequent years.

         In the case of stock options which do not qualify as an Incentive Stock Option (Non-Qualified Stock Options), no income generally is recognized by the optionee at the time of the grant of the option. Under present law the optionee generally will recognize ordinary income at the time the Non-Qualified Stock Option is exercised equal to the aggregate fair market value of the shares acquired less the option price. Notwithstanding the foregoing, if the shares received upon exercising a Non-Qualified Stock Option are subject to certain restrictions, the taxable event is postponed until the restrictions lapse.

         Shares acquired upon exercise of Non-Qualified Stock Option will have a tax basis equal to their market value on the exercise date or other relevant date on which ordinary income is recognized and the holding period for the shares generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the shares, the optionee generally will recognize capital gain or loss provided the shares are held by the optionee for more than one year prior to disposition.

         The Corporation generally will be entitled to a deduction equal to the ordinary income recognized by the optionee in the case of a disqualifying disposition of an Incentive Stock Option or in connection with the exercise of a Non-Qualified Stock Option.

         APPROVAL OF THE AMENDMENT TO THE 1997 PLAN REQUIRES THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF THE CORPORATION'S COMMON STOCK.

         THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS A VOTE OF "FOR" THIS PROPOSAL.

                                 PROPOSAL NO. 3

                         RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of Vavrinek, Trine, Day & Co. served the Corporation as independent public accountants for the 1998 fiscal year. Vavrinek, Trine, Day & Co. has no interest, financial or otherwise, in the Corporation. The services rendered by Vavrinek, Trine, Day & Co. during the 1998 fiscal year were audit services, consultation in connection with various accounting matters and preparation of corporation income tax returns. The Board of Directors of the Corporation approved each professional service rendered by Vavrinek, Trine, Day & Co. during the 1998 fiscal year, and the possible effect of each such service on the independence of that firm was considered by the Board of Directors before such service was rendered. Representatives of Vavrinek, Trine, Day & Co. are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire and respond to appropriate questions.

         The Board of Directors of the Corporation has selected Vavrinek, Trine, Day & Co. to serve as the independent public accountants for the 1999 fiscal year and recommend that the shareholders vote "FOR" approval to ratify the selection of Vavrinek, Trine, Day & Co. as the Corporation's independent public accountants for the 1999 fiscal year.

ANNUAL REPORT

         The Annual Report of the Corporation containing audited financial statements for the fiscal year ended December 31, 1998 is included in this mailing to shareholders.

FORM 10-KSB

         A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IS AVAILABLE TO SHAREHOLDER WITHOUT CHARGE UPON WRITTEN REQUEST TO GWEN R. PELFREY, SECRETARY, HERITAGE OAKS BANCORP, 545 12TH STREET, PASO ROBLES, CALIFORNIA, 93446.

SHAREHOLDER'S PROPOSALS

         Next year's Annual Meeting of Shareholders will be held on May 25, 2000. The deadline for shareholders to submit proposals for inclusion in the Proxy Statement and form of Proxy for the 1999 Annual Meeting of Shareholders is December 17, 1999. All proposals should be submitted by Certified Mail-Return Receipt Requested, to Gwen R. Pelfrey, Secretary, Heritage Oaks Bancorp, 545 12th Street, Paso Robles, California, 93446.

OTHER MATTERS

         The Board of Directors knows of no other matters which will be brought before the Meeting, but if such matters are properly presented to the Meeting, proxies solicited hereby will be voted in accordance with the discretion of the persons holding such proxies. All shares represented by duly executed proxies will be voted at the Meeting in accordance with the terms of such proxies.

                                                       HERITAGE OAKS BANCORP

Paso Robles, California
April 27,1999
                                                       By:  Gwen R. Pelfrey
                                                            Secretary

                   REVOCABLE PROXY - HERITAGE OAKS BANCORP
                ANNUAL MEETING OF SHAREHOLDERS - MAY 27, 1999

    The undersigned shareholder(s) of Heritage Oaks Bancorp (the "Corporation") hereby appoints, constitutes and nominates Donald H. Campbell, David Weyrich and Merle F. Miller, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 545 12th Street , Paso Robles, California on Thursday, May 27, 1999 at 7:00 p.m. local time, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

    1. ELECTION OF DIRECTORS. To elect the following nine (9) persons to the Board of Directors of the Corporation to serve until the 2000 Annual Meeting of Shareholders and until their successors are elected and have qualified:

             Dr. B.R. Bryant           Donald H. Campbell
             Kenneth L. Dewar          Dolores T. Lacey
             Merle F. Miller           John Palla
             Ole K. Viborg             Lawrence P. Ward
             David Weyrich

        / / FOR ALL NOMINEES LISTED ABOVE      / / WITHHOLD AUTHORITY TO VOTE
            (EXCEPT AS MARKED TO THE               FOR ALL NOMINEES LISTED ABOVE
            CONTRARY)

        A SHAREHOLDER MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF SUCH NOMINEE.

    2. AMENDMENT OF STOCK OPTION PLAN. To amend the 1997 Heritage Oaks Bancorp Stock Option Plan to increase the number of shares authorized thereunder by 99,254.

        / / FOR         / / AGAINST         / / ABSTAIN

    3. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS. To ratify the appointment of Vavrinek, Trine, Day & Co. as the Corporation's independent accountants for the 1998 fiscal year.

        / / FOR         / / AGAINST         / / ABSTAIN

    4. OTHER BUSINESS. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.


                           (continued on next page)

    The Board of Directors recommends a vote FOR each of the foregoing proposals. If any other business is presented at the Annual Meeting, this Proxy shall be voted in accordance with the discretion of the proxy holders. This Proxy also vests discretionary authority to cumulate votes. This Proxy is solicited on behalf of the Board of Directors and may be revoked prior to its use.


Signature(s)                                          Date:
            ----------------------------------             -------------------

            ----------------------------------             -------------------

Number of shares
                --------------

I (We) will / / will not / / attend the Annual Meeting in person.

NOTE: Please sign your full name. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.